UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2015 (May 5, 2015)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 5, 2015, in connection with the appointment of Thomas Brian Carney to the Board of Directors (the “Board”) of Sanchez Energy Corporation (the “Company”), as described below under Item 5.02, the Company entered into an Indemnification Agreement (the “Indemnification Agreement”) with Mr. Carney. The Indemnification Agreement requires the Company to, among other things, indemnify Mr. Carney against certain liabilities that may arise in connection with his status or service as one of the Company’s directors or in his capacity at other specified entities at which he serves at the Company’s request and to advance his expenses incurred as a result of any proceeding for which he may be entitled to indemnification. The Indemnification Agreement is intended to provide indemnification rights to the fullest extent permitted under the Delaware General Corporation Law (the “DGCL”) and is in addition to any other rights that Mr. Carney may have under the Company’s organizational documents or applicable law.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On May 5, 2015, in connection with the recent appointment of G. Gleeson Van Riet as the Company’s Interim Chief Financial Officer following Michael G. Long’s retirement as the Company’s Executive Vice President and Chief Financial Officer effective April 30, 2015, as previously disclosed in the Company’s Current Report on Form 8-K filed on March 11, 2015, the Company entered into an Indemnification Agreement (the “Van Riet Indemnification Agreement”) with Mr. Van Riet.  The Van Riet Indemnification Agreement requires the Company to, among other things, indemnify Mr. Van Riet against certain liabilities that may arise in connection with his status or service as one of the Company’s officers or in his capacity at other specified entities at which he serves at the Company’s request and to advance his expenses incurred as a result of any proceeding for which he may be entitled to indemnification.  The Van Riet Indemnification Agreement is intended to provide indemnification rights to the fullest extent permitted under the DGCL and is in addition to any other rights that Mr. Van Riet may have under the Company’s organizational documents or applicable law.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Van Riet Indemnification Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Director

On May 5, 2015, Mr. Carney was appointed to the Board.  The Board determined Mr. Carney to be independent under the rules of the New York Stock Exchange (“NYSE”) and qualified to serve on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee (the “Compensation Committee”) of the Board under the rules of the NYSE and the Securities and Exchange Commission, to which committees Mr. Carney was appointed concurrently with his appointment as director. The Board has assigned Mr. Carney to Class II, for which the term of office expires on the date of the Company’s 2017 annual meeting of stockholders.

Mr. Carney is an attorney from Midland, Texas, where he has practiced law at the Law Office of Brian Carney since 1992.  His practice focuses on litigation in both state and federal courts.  Mr. Carney graduated from the University of Oklahoma with a Bachelor of Business Administration in Finance, and he received his Doctor of Jurisprudence from Oklahoma City University in 1991.

There are no arrangements or understandings between Mr. Carney and any other person pursuant to which Mr. Carney was appointed to serve as a director of the Company. There are no transactions in which Mr. Carney had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In connection with his appointment as a director, the Compensation Committee awarded 15,873 shares of restricted common stock to Mr. Carney (the “Director Grant”), pursuant to the Sanchez Energy Corporation Amended and Restated 2011 Long Term Incentive Plan (the “Plan”).

The Director Grant was made pursuant to a Restricted Stock Agreement, a form of which was previously filed with the Company’s registration statement on Form S-8 (File No. 333-178920) and is incorporated herein by reference, and will vest on June 1, 2016. Notwithstanding the foregoing, upon the occurrence of a Change of Control (as defined in the Plan), the shares of restricted common stock will vest automatically. In addition, in the event of Mr. Carney’s death, the Committee (as defined in the Plan) may, but is not obligated to, accelerate the vesting of any or all of the respective shares of restricted common stock. Further, notwithstanding the above, pursuant to the terms of Mr. Carney’s restricted stock agreement, the Committee may, at its sole discretion, choose to accelerate the vesting of an award of restricted shares at any other time.

On May 8, 2015, the Company announced Mr. Carney’s appointment to the Board. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

On May 8, 2015, the Company issued the press release described above in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following materials are filled as exhibits to this Current Report on Form 8-K:

Exhibits
10.1	Indemnification Agreement, dated as of May 5, 2015, between Sanchez Energy Corporation and Thomas Brian Carney.
10.2	Indemnification Agreement, dated as of May 5, 2015, between Sanchez Energy Corporation and G. Gleeson Van Riet.
10.3

Form of Restricted Stock Agreement for non-employee directors (previously filed as Exhibit 10.2 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).

99.1	Press release, dated May 8, 2015, announcing Thomas Brian Carney’s appointment to the Board of Directors of Sanchez Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: May 8, 2015	By:	/s/ G. Gleeson Van Riet
G. Gleeson Van Riet
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibits
10.1	Indemnification Agreement, dated as of May 5, 2015, between Sanchez Energy Corporation and Thomas Brian Carney.
10.2	Indemnification Agreement, dated as of May 5, 2015, between Sanchez Energy Corporation and G. Gleeson Van Riet.
10.3

Form of Restricted Stock Agreement for non-employee directors (previously filed as Exhibit 10.2 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).

99.1	Press release, dated May 8, 2015, announcing Thomas Brian Carney’s appointment to the Board of Directors of Sanchez Energy Corporation.